EXHIBIT 10.3

SECURITY AGREEMENT

SECURITY AGREEMENT

THIS SECURITY AGREEMENT (this “Agreement”), dated as of June 14, 2013, by and among VINYL PRODUCTS, INC., a Nevada corporation with an address at 5000 Birch, Suite 4800, Newport Beach, California 92660 (the “Company”) and the persons set forth on Schedule A hereto (the “Secured Parties”), who are purchasers of the Company’s Senior Secured Promissory Notes (the “Notes”).

RECITALS

WHEREAS, the Secured Parties have made loans to the Company by purchasing Notes issued by the Company in the aggregate principal amount of $500,000;

WHEREAS, the Company and the Secured Parties have entered into a Note Purchase Agreement with respect to the Notes; and

WHEREAS, in consideration of, and as a condition to, the extension of credit under the Notes, the Company is entering into this Agreement with the Secured Parties in order to grant a security interest in certain collateral to the Secured Parties.

AGREEMENT

NOW, THEREFORE, the parties hereby agree as follows:

1.          Grant of a Security Interest. To secure the prompt payment, observance and performance in full of each and every obligation (collectively, the “Obligations”) of the Company under the Notes, the Company hereby grants to each of the Secured Parties a continuing priority security interest in, and lien upon, the Collateral (as defined in Section 3), subject to no prior lien, encumbrance, charge, or security interest.

2.          Definitions and Construction.

(a)          All capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Uniform Commercial Code as in effect in the State of California (the “UCC”).

(b)          Unless the context of this Agreement requires otherwise: (a) references in this Agreement to sections, schedules and exhibits are to sections of, and schedules and exhibits to, this Agreement; (b) words in the singular include the plural and in the plural include the singular; (c) the word “or” connotes both the disjunctive and conjunctive of the terms affected, unless otherwise expressly stated; (d) the terms “hereof,” “herein,” “hereby” and derivative or similar words refer to this entire Agreement; (e) the terms “include”, “includes” “including” and derivative or similar words shall be deemed to include the phrase “without limitation”; (f) the phrase “ordinary course of business” and “ordinary course of business consistent with past practice” refer to the business and practice of the Company; and (g) words of any gender include each other gender. As used in this Agreement, any reference to any event, change or effect being “material” or “materially adverse” or having a “material adverse effect” on or with respect to any entity (or group of entities taken as a whole) means such event, change or effect is material or materially adverse, as the case may be, to the business, condition (financial or otherwise), properties, assets (including intangible assets), liabilities (including contingent liabilities), prospects or results of operations of such entity (or, if with respect thereto, of such group of entities taken as a whole). Whenever this Agreement refers to a number of days, such number shall refer to calendar days unless business days are specified.

3.          Collateral.

(a)          The collateral covered by this Agreement (the “Collateral”) consists of the following property:

(i)          Accounts Receivable. All Accounts, Chattel Paper, contracts, contract rights, Accounts Receivable, tax refunds, notes receivable, documents, other choses in action and general intangibles, including, but not limited to, proceeds of inventory and returned goods and proceeds from the sale of goods and services, and all rights, liens, securities, guaranties, remedies and privileges related thereto, including the right of stoppage in transit and rights and property of any kind forming the subject matter of any of the foregoing; and

(ii)         Deposit Accounts. All time, savings, demand, certificate of deposit or other accounts in the name of the Company or in which the Company has any right, title or interest, including but not limited to all sums now or at any time hereafter on deposit, and any renewals, extensions or replacements of and all other property which may from time to time be acquired directly or indirectly using the proceeds of any of the foregoing; and

(iii)        Inventory and Equipment. All inventory and equipment of every type or description wherever located, including, but not limited to, all raw materials, parts, containers, work in process, finished goods, goods in transit, wares, merchandise furniture, fixtures, hardware, machinery, tools, parts, supplies, automobiles, trucks, other intangible personalty of whatever kind and wherever located associated with the Company’s business, tools and goods returned for credit, repossessed, reclaimed or otherwise reacquired by the Company; and

(iv)        Documents of Title. All documents of title and other property from time to time received, receivable or otherwise distributed in respect of, exchange or substitution for or addition to any of the foregoing, including, but not limited to, any documents of title; and

(v)         Other Property.

(i)          All proceeds (including but not limited to insurance proceeds) and products of and accessions and annexations to any of the foregoing; and

(ii)         All assets of any type or description that may at any time be assigned or delivered to, or come into possession of, the Company or as to which the Company may have any right, title, interest or power, and property in the possession or custody of or in transit to anyone for the account of the Company, as well as all proceeds and products thereof and accessions and annexations thereto; and

(iii)        All know-how, information, permits, patents, copyrights, goodwill, trade marks, trade names, licenses and approvals held by the Company in its subsidiaries and affiliates, provided however subject to license rights of third parties; and

(iv)        All of the books, records and documents pertaining to any of the foregoing.

(b)          Any and all Collateral described or referred to in this Agreement which is hereafter acquired shall, and without any further conveyance, assignment or act on the part of the Company or the Secured Parties, become and be subject to the security interest created hereby as fully and completely as though specifically described herein.

4.          Company’s Representations and Warranties. The Company represents and warrants to the Secured Parties as of the date of this Agreement that:

(a)          The Company owns the Collateral free and clear of any lien other than as set forth in Exhibit A, and except for third party license rights, and rights of lessors under leases.

(b)          The Company has all necessary corporate power and authority and has taken all corporate action necessary to execute, deliver and perform this Agreement and the Notes and to encumber and grant a security interest in the Collateral.

(c)          There is no effective financing statement or other instrument similar in effect covering all or any part of the Collateral on file in any recording office, except as may have been filed in favor of the Secured Parties and except as provided in Exhibit A.

(d)          This Agreement creates a valid first priority security interest of the Secured Parties in the Collateral securing payment of the Obligations. Upon the filing of the financing statements and the other instruments similar in effect in accordance with Sections 5(b) and 5(c), the Secured Parties will have a valid and perfected first priority lien on, and security interest in, the Collateral subject only to the perfected first priority lien on, and security interest in, the Collateral as set forth in Exhibit A.

(e)          No consent, authorization, approval or other action by, and no notice to or filing with, any governmental authority, regulatory body, lessor, franchiser or other person or entity is required for the grant by the Company of the security interest granted hereby or for the execution, delivery or performance of this Agreement by the Company.

(f)          The Company does not transact any part of its business under any trade names, division names, assumed names or other name, except for its name set forth in the preamble hereto; the Company’s principal business address and chief executive office is as set forth in the preamble hereto; and the Company’s records concerning the Collateral are kept as such address.

(g)          Each Instrument and each Document constituting Collateral is genuine and in all material respects what it purports to be.

(h)          All tangible Collateral and all records relating to intangible Collateral are located at the Company’s address listed in the preamble hereto or are otherwise under its control. The Company shall not remove any such Collateral or records from said locations without five days’ prior written notice to the Secured Parties.

5.          Company’s Covenants. The Company agrees and covenants that:

(a)          The Collateral will be used solely for business purposes of the Company and will remain in the possession or under the control of the Company (sale or replacement in the ordinary course excepted) and will not be used for any unlawful purpose. The Collateral will not be misused, abused, wasted, or allowed to deteriorate (ordinary wear and tear excepted). The Company will keep the Collateral, as appropriate and applicable, in good condition and repair (ordinary wear and tear excepted), and will clean, shelter, and otherwise deal with the Collateral in such ways as are considered good practice by owners of like property.

(b)          The Company shall, upon request of the Secured Parties, deliver to the Secured Parties all other documents, instruments and other items as may be reasonably necessary for the Secured Parties to perfect its security interest in the Company’s intellectual property, if any.

(c)          The Company will use its best reasonable efforts to defend the Collateral against the claims and demands of all other parties, will keep the Collateral free from all security interests or other encumbrances other than liens listed on Exhibit A hereto, with the exception of leases and inbound or outbound licenses in the ordinary course of business; and will not sell, transfer, lease, assign, deliver or otherwise dispose of any Collateral or any interest therein without the prior written consent of the Secured Parties, which consent will not be unreasonably withheld, except that the Company may sell or lease Inventory and other property in the ordinary course of the Company’s business.

(d)          The Company will notify the Secured Parties promptly in writing of any change in the Company’s business address or chief executive office, any change in the address at which records concerning the Collateral are kept and any change in the Company’s name, identity, or organizational or other structure.

(e)          The Company shall pay all reasonable expenses, including attorneys’ fees and costs, incurred by the Secured Parties in the preservation, realization, enforcement or exercise of any of the Secured Parties’ rights under this Agreement.

6.          Certain Provisions Concerning Collateral.

(a)          Upon the occurrence of an Event of Default (defined below) and the principal sum under the Notes being due and payable by acceleration or otherwise, the Secured Parties may notify any or all Account Debtors of the security interest created hereby and may also direct such Account Debtors to make all payments on Collateral to the Secured Parties. In such event, all payments on and from Collateral received by the Secured Parties directly or from the Company shall be applied to the Obligations in accordance with Section 8 and the Secured Parties may demand of the Company in writing, before or after notification to Account Debtors and without waiving in any manner the security interest created hereby, that any payments on and from the Collateral:

(i) shall be held by the Company in trust for the Secured Parties in the same medium in which received;

(ii) shall not be commingled with any assets of the Company; and

(iii) shall be delivered to the Secured Parties in the form received, properly indorsed to permit collection, promptly following their receipt; and

the Company shall comply with such demand. The Company shall also promptly notify the Secured Parties of the return to, or repossession by, the Company of Goods underlying any Collateral, and the Company shall hold the same in trust for the Secured Parties and shall dispose of the same as the Secured Parties directs.

(b)          Until (i) the occurrence of an Event of Default and (ii) the principal sum under the Notes shall become due and payable by acceleration or otherwise (an “Acceleration”), the Company reserves the right to receive all income from or interest on the Collateral consisting of Instruments. Upon such an Event of Default, the Company will not demand or receive any income from or interest on such Collateral other than from Inventory, royalties, licensing fees, milestone payments, research sponsorship payments, joint ventures or loan proceeds and, if the Company receives any such income or interest without any demand by it, the same shall be held by the Company in trust for the Secured Parties in the same medium in which received, shall not be commingled with any assets of the Company and shall be delivered to the Secured Parties in the form received, properly indorsed to permit collection, promptly following its receipt. The Secured Parties may apply the net cash receipts from such income or interests to payment of the Obligations; provided that the Secured Parties shall account for, and pay over to the Company, any such income or interest remaining after payment in full of the Obligations. Until an Acceleration, notwithstanding any provision of this Agreement to the contrary, the Company may conduct its business in the ordinary course and may use its cash, cash equivalents, royalties, licensing fees, milestone payments, research sponsorship payments, interest, dividends, income, proceeds of loans and sales of securities, sales of inventory and joint venture distributions for general corporate purposes.

(c)          If an Event of Default has occurred, the Company authorizes the Secured Parties to:

(i)          receive any increase in or profits on the Collateral and hold the same as part of the Collateral;

(ii)         receive any payment or distribution on the Collateral upon redemption by, or dissolution and liquidation of, the issuer thereof;

(iii)        surrender such Collateral or any part thereof in exchange for cash or securities of equivalent fair market value; and

(iv)        hold the net cash receipts from any such payment or distribution described in clause (ii) above as part of the Collateral.

7.          Events of Default. The occurrence of any “Event of Default” under the Notes, or any material breach of this Agreement by the Company, shall constitute an “Event of Default” under this Agreement.

8.          Remedies on Default. Upon the occurrence of an Event of Default, the Secured Parties shall have all rights, privileges, powers and remedies provided a secured party under the UCC and any other applicable law and such additional rights, privileges, powers and remedies as are set forth herein.

9.          Payments After an Event of Default. All payments received and amounts realized by the Secured Parties pursuant to Section 8, including all such payments and amounts received after the entire unpaid principal of, and interest on, the Notes have been declared due and payable, as well as all payments or amounts then held or thereafter received by the Secured Parties as part of the Collateral while an Event of Default shall be continuing, shall be promptly applied and distributed to the Secured Parties in the following order of priority:

(a)          first, to the payment of all reasonable costs and expenses, including reasonable attorneys’ fees and expenses, incurred or made hereunder by the Secured Parties, including any such costs and expenses of foreclosure or suit, if any, and of any sale or the exercise of any other remedy under Section 8, and of all taxes, assessments, or liens superior to the lien granted under this Agreement, except any taxes, assessments, or other superior lien subject to which any said sale under Section 8 may have been made; and

(b)          second, to the payment to the Secured Parties of the amount then owing or unpaid on the Notes, with application on the Notes to be made first to the unpaid interest thereon (if any), and second, to the unpaid principal thereof, such application to be made upon presentation of the Notes and the notation thereon of the payment, if partially paid, or the surrender and cancellation thereof, if fully paid shall be made; and

(c)          third, to the payment of the balance or surplus, if any, to the Company, its successors and assigns, or to whomsoever may be lawfully entitled to receive the same.

10.         Power of Attorney. The Company hereby appoints the Secured Parties, the attorney-in-fact of the Company to (i) prepare, sign and file or record, for the Company, in the Company’s name, any financing statement and to take any other action reasonably deemed by the Secured Parties necessary or desirable to perfect and continue the security interest of the Secured Parties hereunder, and to perform any obligations of the Company hereunder, but without obligation to do so; and (ii) after an Acceleration, to take any and all actions necessary or appropriate in compliance with the terms and conditions of this Agreement, to collect, compromise, settle, sell, or otherwise deal with any or all of the Collateral or proceeds thereof. Such power of attorney is coupled with an interest and is irrevocable so long as any of the Obligations remains outstanding.

11.         Secured Parties’ Right to Cure; Reimbursement. If the Company should fail to do any act as herein provided, the Secured Parties may, but shall have no obligation to do so, with reasonable notice to the Company, and without releasing the Company from any obligation hereof, make or do the same in such manner and to such extent as the Secured Parties may deem necessary to protect the Collateral, including without limitation, the defense of any action purporting to affect the Collateral or the rights or powers of the Secured Parties hereunder, at the Company’s expense. The Company shall reimburse the Secured Parties for reasonable expenses incurred under this Section 11.

12.         Miscellaneous.

(a)          This Agreement, together with the covenants and warranties contained in it, shall inure to the benefit of the Secured Parties and its permitted successors, assigns, heirs and personal representatives, and shall be binding upon the Company and its successors and assigns.

(b)          All notices and other communications provided for hereunder shall be in writing and, if to the Company or the Secured Parties, mailed or delivered to it, addressed to it at the address specified in the preamble hereto, or as to any party hereto at such other address as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this Section 12. All such notices and other communications shall, when mailed, be effective when deposited in the mails, addressed as aforesaid.

(c)          This Agreement shall terminate on the discharge or satisfaction in full of all the Obligations for the payment of money under the Notes (including by means of repayment of the Notes or conversion of said Notes into Common Stock, by their terms) and, on such termination, the Secured Parties shall promptly take all steps necessary and appropriate to release the security interest granted in the Collateral hereunder; provided, however, that if after receipt of any payment of any payment of all or any part of the Obligations, the Secured Parties is for any reason compelled to surrender such payment to any person or entity, because such payment is determined to be void or voidable as a preference, an impermissible setoff, or a diversion of trust funds or for any other reason relating to the Company’s status, this Agreement shall continue in full force notwithstanding any contrary action which may have been taken by the Secured Parties in reliance upon such payment, and any such contrary action so taken shall be without prejudice to the Secured Parties’ rights under this Agreement and shall be deemed to have been conditioned upon such payment having become final and irrevocable.

(d)          If any provision of this Agreement is invalid, illegal, or unenforceable, the balance of this Agreement shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances.

(e)          The headings in this Agreement are solely for convenience of reference and shall be given no effect in the construction or interpretation of this Agreement.

(f)          This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(g)          This Agreement shall be governed by and construed in accordance with the laws of the State of California, without giving effect to principles of conflicts of laws. Unless otherwise defined herein, terms defined in Articles 8 and 9 of the UCC are used herein as therein defined. Any action, suit, or proceeding arising out of, based on, or in connection with this Agreement or the transactions contemplated hereby may be brought in the United States District Court for Los Angeles County in the state of California and each party covenants and agrees not to assert, by way of motion, as a defense, or otherwise, in any such action, suit, or proceeding, any claim that it or he is not subject personally to the jurisdiction of such court, that its or his property is exempt or immune from attachment or execution, that the action, suit, or proceeding is brought in an inconvenient forum, that the venue of the action, suit, or proceeding is improper, or that this Agreement or the subject matter hereof may not be enforced in or by such court.

(h)          No course of dealing and no delay or omission on the part of the Secured Party in exercising any right or remedy shall operate as a waiver thereof or otherwise prejudice the Secured Parties’ rights, powers, or remedies. No right, power or remedy conferred by this Agreement upon the Secured Parties shall be exclusive of any other right, power or remedy referred to herein or now or hereafter available at law, in equity, by statute or otherwise, and all such remedies may be exercised singly or concurrently.

(i)          This Agreement, together with the Notes, the Note Purchase Agreement, and the attachments thereto set forth the entire understanding of the parties with respect to the subject matter hereof, supersedes all existing agreements among them concerning such subject matter and may be modified only by a written instrument duly executed by the party intended to be bound thereby.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed this Security Agreement on the date set forth above.

VINYL PRODUCTS, INC.

By:
Keith Moore
Treasurer

SECURED PARTY:

Print Name

By:

Name:

Title:

SCHEDULE A

SECURED PARTIES

Exhibit A

Permitted Liens

None